Exhibit 99.457

T.O. Debit Cost Recovery in PX December 17, 1998

Exhibit 99. ISO Buy-back of Derated Transmission ISO schedules use of interzonal transmission capacity by SCs in the Day-Ahead market. If a path is derated before the Hour-Ahead market, ISO adjusts SCs' schedules during the Hour-Ahead market to enforce the derated path limit. ISO buys back transmission capacity that it sold in the Day-Ahead market during the Hour-Ahead market. PX needs the payment from the ISO to remain revenue neutral in the Hour-Ahead market.

ISO Revenue Source for Buy-Back The ISO incurs a cost to buy-back derated transmission capacity. ISO must collect revenues to cover this cost from someone to remain revenue neutral. Present: ISO charges the Transmission Owners. Future: ISO will charge the SCs who scheduled use of the transmission capacity in the Day-Ahead market.

Revenue Flows for the Buy-Back Why does ISO: 1) pay SCs whose schedules it removes from the derated path in the Hour-Ahead market, and 2) charge SCs who scheduled use of the path Day-Ahead to get the revenues for the buy-back? By doing this, ISO avoids Inter-SC cross subsidies. Each SC who scheduled use of the derated path incurs a pro rata share of the costs caused by the derate.

Covering the Charge to PX ISO will charge PX its pro rata share of the costs of buying back derated transmission capacity. PX must collect revenues to cover this payment to ISO. PX has considered a variety of approaches, variants of: Option 1: Charge all buyers and sellers in PX. Option 2: Charge buyers in import zone(s) and sellers in export zone(s). Option 2 has two subotions: A) No netting within Participant ID B) Netting of supplies and demands within Participant ID Participant's supplies subtracted from participant's demand on import side of derated path Participant's demands subtracted from participant's supplies on export side of derated path

Participant's Preferences In conference calls with the participants, the majority expressed preference for Option 1 PG&E Edison SDG&E NCPA SMUD SRP DWR Portland

Participant's Preferences Netting creates uncertainty Derating is a random occurrence Option 1 spreads the effect of derating occurrence out over PX PX participants on either side of the path cannot unilaterally control the Hour-Ahead Usage Charge and hence the TO Debit that the PX sees. Generation on both side of the derated path (as well as loads on both sides of the derated path must affect the Derate Charge. Option 1 reduces the size of the risk that parties face by spreading it out.

Example

Example Problem PX has three participants: ID_1, ID_2, ID_3 ID_1 has supplies and demands in Zone A and in Zone B. ID_2 has supplies only in Zone A and in Zone B. ID_3 has demands in Zone B only. Day-Ahead market has two zones (A and B) PX and several SCs compete for transmission from A to B. Based on adjustment bids, ISO schedules PX and SC resources to manage congestion on Path A->B in Day-Ahead. PX and SCs pay ISO Usage Charge for use of transmission. The Day-Ahead Usage Charge on the path is the marginal value of the path to the SCs using the path in the Day-ahead market.

# Day-Ahead Transmission Use



PX
G A,ID_1 DAFS = 900
D ID_1 DAFS = 500
G A,ID_2 DAFS = 600
G B,ID_1 DAFS = 2,000
D B,ID_1 DAFS = 5,000
G B,ID_2 DAFS = 6,000
D B,ID_3 DAFS = 4,000
ZMCP A DA_PX = $30/MWh
ZMCP B DA_PX = $40/MWh
A
B
Flow = 2500 MW; Usage Charge = $10/MW
All other SCs schedule 1500 MW
of net flow on the path from A to B

- PX schedules 1000 MW of the path Day-Ahead and pays ISO $10,000.

10

Path Derated Prior to the Hour-Ahead Market, the ISO derates the capacity on path A->B to 1500 MW. ISO requires Hour-Ahead final schedules satisfy new limit. PX and SCs must reduce their use of the path. PX and SCs can also trade among themselves the transmission that they had scheduled Day-Ahead. PX participants indicate willingness to participate and their associated costs in their bids in PX Hour-Ahead market and Hour-Ahead adjustment bids PX supplies in Zone A can bid to buy back Day-Ahead sales. PX demands in Zone A can bid to buy more in Hour-Ahead. PX supplies in Zone B can bid to sell more in Hour-Ahead. PX demands in Zone B can bid to sell back Day-Ahead purchases.

Hour-Ahead Adjustment Bids A B GA,ID_1HA,IPS = 900 300 £ GA,ID_1 £ 900 @ $20/MWh DID_1HA,IPS = 500 PX Other SCs either adjust their schedules or submit adjustment bids. New Flow Limit = 1500 MW GB,ID_1HA,IPS = 2,000 2000 £ GB,ID_1 £ 2300 @ $40/MWh DB,ID_3HA,IPS = 4,000 3600 £ DB,ID_3 £ 4000 @ $45/MWh GB,ID_2HA,IPS = 6,000 GA,ID_2HA,IPS = 600 400 £ GA,ID_2 £ 600 @ $0/MWh ID_1 bids to buy back up to 600 MWh of Zone A Day-Ahead Sale at $20/MWh. ID_2 bids to buy back up to 400 MWh of Zone A Day-Ahead Sale at $0/MWh. ID_1 bids to sell up to 300 MWh more in Zone B at $40/MWh. ID_3 bids to sell back up to 400 MWh of Zone B Day-Ahead Sale at $45/MWh. DB,ID_1HA,IPS = 5,000

Hour-Ahead Final Schedules A B GA,ID_1HA,FS = 400 300 £ GA,ID_1 £ 900 @ $20/MWh DID_1HA,FS = 500 PX All other SCs reduce their scheduled use of path from 1500 MW to 1000 MW. One SC is the marginal user of path and sets the Hour-Ahead Usage Charge. Flow = 2500 MW; Usage Charge = $30/MW GB,ID_1HA,FS = 2,300 2000 £ GB,ID_1 £ 2300 @ $40/MWh DB,ID_3HA,FS = 3,800 3600 £ DB,ID_3 £ 4000 @ $45/MWh GB,ID_2HA,FS = 6,000 GA,ID_2HA,FS = 600 400 £ GA,ID_2 £ 600 @ $0/MWh ZMCPADA_PX = $20/MWh ZMCPBDA_PX = $50/MWh ID_1 buys back 500 MWh of Day Ahead sale in Zone A (pays PX $10,000). ID_1 sells 300 MWh more in Zone B (PX pays $15,000). ID_3 sells back 200 MWh Day-Ahead purchase in Zone B (PX pays $10,000). ISO pays PX $15,000 to buy back the derated capacity. PX revenue in balance to this point. DB,ID_1HA,FS = 5,000

ISO Buy-Back of Derated Capacity PX gives up 500 MW of capacity at $30/MWh ISO pays PX $15,000 to buy back derated capacity. SCs give up 500 MW of capacity at $30/MWh ISO pays SCs $15,000 to buy back derated capacity. Where does ISO get this $30,000? Present: ISO charges the TOs for path A->B $30,000. Future: ISO will collect a refund of the Day-Ahead Usage Charge for the derated capacity from the TOs for path A->B. 1000 MW * $10/MW = $10,000. The remainder will be charged pro rata to the SCs based on their Day-Ahead scheduled use of the path. (1000MW 2500MW) * ($30000 - $10000) = $8000 to PX. (1500MW 2500MW) * ($10000 - $10000) = $12000 to SCs.

Alternate View ISO calculates PX pro rata share of derated capacity. (1000MW 2500MW) * 1000 * = 400 MW. ISO buys this capacity back at Day-Ahead Usage Charge. 400 MW * $10/MW = $4000 PX sells an additional 100 MW at Hour-Ahead UC. ISO pays PX $3000. In the Hour-Ahead market, PX: Buys energy from participants in Zone B for $25,000 Sells energy to participants in Zone A for $10,000. PX revenue shortfall is $8,000. Exactly the same shortfall that occurs when ISO buys back derated capacity at Hour-Ahead UC and allocates the TO Debit to the SCs pro rata.

Option 1 Charges to PX Participants PX must recover $8,000. 1/2 allocated system-wide to supplies scheduled Day-Ahead. 1/2 allocated system-wide to demands scheduled Day-Ahead. 1/2 $8,000 / 9,500 MWh = $0.421/MWh. $0.364/MWh allocated to each demand and supply. GA,ID_1 is charged $379 for 900 MWh GA,ID_2 is charged $253 for 600 MWh DA,ID_1 is charged $211 for 500 MWh. GB,ID_1 is charged $842 for 2000 MWh GB,ID_2 is charged $2526 for 6000 MWh DB,ID_1 is charged $2105 for 5000 MWh. DB,ID_3 is charged $1684 for 4000 MWh.

Option 2A Charges to PX Participants No Netting in Participant ID PX must recover $8,000. Allocated to supplies scheduled Day-Ahead in export zone and demands scheduled Day-Ahead in import zone. $8,000 / (900 MWh + 600 MWh + 5000 MWh + 4000 MWh) = $0.762/MWh. $0.762/MWh allocated to export supplies and import demands: GA,ID_1 is charged $686 for 900 MWh GA,ID_2 is charged $457 for 600 MWh DA,ID_1 is charged $0. GB,ID_1 is charged $0 GB,ID_2 is charged $0 DB,ID_1 is charged $3810 for 5000 MWh. DB,ID_3 is charged $3048 for 4000 MWh.

Option 2B Charges to PX Participants Netting in Participant ID PX must recover $8,000. Allocated to net supplies scheduled Day-Ahead in export zone and net demands scheduled Day-Ahead in import zone. $8,000 / (400 MWh + 600 MWh + 3000 MWh + 4000 MWh) = $1.00/MWh. $1.00/MWh allocated to export supplies and import demands: GA,ID_1 is charged $400 for net 400 MWh GA,ID_2 is charged $600 for 600 MWh DA,ID_1 is charged $0. GB,ID_1 is charged $0 GB,ID_2 is charged $0 DB,ID_1 is charged $3000 for net 3000 MWh. DB,ID_3 is charged $4000 for 4000 MWh.